Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below hereby constitutes and appoints Robert O. Bond and Richard N. Marshall, or any of them, acting individually or together, as such person’s true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and revocation, to act in any capacity for such person and in such person’s name, place and stead, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 of Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange.

Dated:   February 26, 2009

/s/ GEORGE L. LINDEMANN________                                                                                       /s/ HERBERT H. JACOBI___________
George L. Lindemann                                                                                        Herbert H. Jacobi

/s/ MICHAL BARZUZA____________                                                                                      /s/ ADAM M. LINDEMANN________
Michal Barzuza                                                                                              Adam M. Lindemann

/s/ DAVID BRODSKY______________                                                                                     /s/ THOMAS N. MCCARTER, III_____
David Brodsky                                                                                          Thomas N. McCarter, III

/s/ FRANK W. DENIUS____________                                                                                      /s/ ALLAN D. SCHERER____________
Frank W. Denius                                                                                              Allan D. Scherer

/s/ KURT A. GITTER, M.D.__________                                                                                     /s/ GEORGE ROUNTREE, III_________
Kurt A. Gitter, M.D.                                                                                          George Rountree, III